Exhibit 10.13

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 27, 2020 (this “Amendment”), is made and entered into by and among LANDSEA HOMES- WAB LLC, a Delaware limited liability company (the “Borrower”), WESTERN ALLIANCE BANK, an Arizona corporation, as Administrative Agent (in such capacity, the “Administrative Agent”), the lenders party to the Credit Agreement, and the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the Senior Secured Credit Agreement dated as of February 1, 2018 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (“Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that (a) Administrative Agent and Lenders amend the “Lot Eligibility Date” for “Finished Lots” set forth in the Credit Agreement as provided herein, and (b) Administrative Agent consent to the amendment of Borrower’s organization documents in connection with the acquisition by Landsea Homes Incorporated, a Delaware corporation (“LHI”) of all of the membership interests in Borrower from Landsea Holdings Corporation, a Delaware corporation (“LHC”) (such transaction, the “LHI Acquisition”), pursuant to the Distribution Agreement of even date herewith, by LHI, LHC and Borrower (the “Distribution Agreement”);

WHEREAS, the Lenders are willing to agree to the amendments described above on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendments to Credit Agreement; Other Agreements.

(a) The definition of “Lot Eligibility Date” provided in the Credit Agreement is hereby amended in its entirety and restated to provide as follows:

“Lot Eligibility Date” means, with respect to (a) each A&D Lot, the date such Lot is first included as Eligible Collateral as an A&D Lot; and (b) each Finished Lot, the date such Lot is first included as Eligible Collateral as a Finished Lot. For clarity, if an A&D Lot is re-classified to be a Finished Lot, then the Lot Eligibility Date for such Lot will thereafter be the date of such re-classification.

3. Administrative Agent Consent. Pursuant to Section 7.4 of the Credit Agreement, Administrative Agent consents to the amendment to the Borrower’s Organizational Documents pursuant to the Distribution Agreement. In connection therewith, the Loan Parties represent, warrant, covenant and agree as follows:

(a) Borrower has provided to Administrative Agent a true, correct and complete copy of the Distribution Agreement;

(b) At all times from and after the closing of the LHI Acquisition, (i) LHI will continue to own 100% of the legal and beneficial ownership interests in Borrower, and (ii) LHC will at all times own 100% of the legal and beneficial ownership interests in LHI; and

(c) Not later than 30 days after the date of this Amendment, LHI will provide a guaranty of Borrower’s obligations under the Loan Documents, in form and substance acceptable to Administrative Agent.

4. Conditions Precedent. This Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, each other Loan Party and each Lender a counterpart of this Amendment duly executed and delivered on behalf of such party.

(b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party in connection with this Amendment.

(c) The Administrative Agent shall have received such other documents and agreements as required by Administrative Agent in connection with this Amendment.

(d) Upon the effectiveness of this Amendment and both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(e) The representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

5. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment Effective Date that:

(a) Existence, Qualification and Power. The Borrower and each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under the Amendment and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change.

(b) Authorization; No Contravention. The execution, delivery and performance by the Borrower of the Amendment and each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any law in any material respect.

(c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or any other Loan Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

(d) Execution and Delivery; Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Loan Parties party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e) Credit Agreement Representations and Warranties. The representations and warranties of the Borrower and the other Loan Parties set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

6. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and Lenders, and (c) acknowledges that from and after the date hereof, all Revolving Loans under the Credit Agreement from time to time outstanding shall be deemed to be Borrower Obligations.

7. Miscellaneous.

(a) Release. Each Loan Party fully, finally, and forever releases and discharges Administrative Agent, Lenders and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Loan Party has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Administrative Agent or Lenders in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment. FURTHER, BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES ANY PROVISION OF APPLICABLE LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(b) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(c) Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(d) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Arizona.

(e) Jurisdiction. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Related Party of the foregoing in any way relating to this Amendment, the Credit Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(f) Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(h) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. WITHOUT LIMITING THE FOREGOING WAIVER OF JURY TRIAL, SECTION 10.12 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED HEREIN BY REFERENCE.

(i) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(j) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(k) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(l) Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDSEA HOMES- WAB LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

GUARANTORS:

LANDSEA HOLDINGS CORPORATION,
a Delaware corporation

By:	/s/ John Ho
John Ho, Chief Executive Officer

LS INVESTCO VALE LLC, a Delaware
limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

SF VALE, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS MANAGER VALE LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-SUNNYVALE LLC, a California limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

THE VALE PA-1 OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

THE VALE PA-2 OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

THE VALE PA-3 OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-MILPITAS LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-LIDO LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-CHANDLER LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-NEWARK LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

LS-CHATSWORTH LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-ONTARIO LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

LS-ONTARIO II LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

PINNACLE WEST HOMES E92 LLC,
a Delaware limited liability company

By:	/s/ Bart Beasley
Bart Beasley, Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT: WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tom Swinton
Name:	Tom Swinton
Title:	SVP

Signature Page to Fourth Amendment to Credit Agreement

LENDER: WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Tom Swinton
Name:	Tom Swinton
Title:	SVP

FLAGSTAR BANK, FSB

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

LENDER: WESTERN ALLIANCE BANK, an Arizona corporation

By:
Name:
Title:

FLAGSTAR BANK, FSB

By:	/s/ Philip Trujillo
Name:	Philip Trujillo
Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement